FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT - Changes to the provision for expected credit losses (Details) - Trade receivables - Accumulated impairment losses - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Balance at beginning of year	$ 14.1	$ 14.0
Changes in expected credit losses charged to income	18.0	17.6
Write-off	(17.8)	(17.5)
Balance at end of year	$ 14.3	$ 14.1